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                                                                    EXHIBIT 23.1


                            CONSENT OF LEGAL COUNSEL


    We hereby consent to the use of our name in Form S-8 registration statement of ITS Networks Inc.


Oklahoma City, Oklahoma                    STEPHEN A. ZRENDA, JR., P.C.
June 19, 2002

                                            By: /s/ Stephen A. Zrenda, Jr.
                                                  -------------------------
                                                        Stephen A. Zrenda, Jr.